EXHIBIT 10.1

                                                 April 25, 2006




Media & Entertainment Holdings, Inc.
4429 Edmondson Avenue
Dallas, Texas 75205



Lazard Capital Markets LLC
30 Rockefeller Plaza
New York, New York 10112



Ladenburg Thalmann & Co. Inc.
590 Madison Avenue, 34th Floor
New York, New York 10022


               -------------- ------------------------

                Re:            INITIAL PUBLIC OFFERING
               -------------- ------------------------

Gentlemen:




                The undersigned stockholder, officer and/or director of Media & Entertainment Holdings, Inc. ("Company"), in consideration of Lazard Capital Markets LLC ("Lazard") and Ladenburg Thalmann & Co. Inc. ("Ladenburg") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):


                1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares and IPO Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares, other than Insiders, officers and directors of the Company.

                2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor that is owed money by the Company for services rendered or products sold but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund (as defined in the Letter of Intent).
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Media & Entertainment Holdings, Inc.
Lazard Capital Markets LLC
Ladenburg Thalmann & Co. Inc.
April 25, 2006
Page 2



                3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.


                4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Lazard and Ladenburg that the business combination is fair to the Company's stockholders from a financial perspective.


                5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the Effective Date, Transmedia Corporation ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, $7,500 per month, to compensate it for certain administrative, technology and secretarial services, as well as the use of certain limited office space in Dallas, Texas that it will provide to the Company. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

                6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                7. The undersigned will escrow his Insider Shares for the period commencing on the Effective Date and ending one year from the consummation of a business combination, subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.


                8. The undersigned agrees to be the Chairman of the Board and Chief Executive Officer of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company, Lazard, and Ladenburg and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company, Lazard, and Ladenburg and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

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Media & Entertainment Holdings, Inc.
Lazard Capital Markets LLC
Ladenburg Thalmann & Co. Inc.
April 25, 2006
Page 3



                (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

                (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

                (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Chairman of the Board and Chief Executive Officer of the Company.



                10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Lazard and Ladenburg and its legal representatives or agents (including any investigative search firm retained by Lazard and Ladenburg) any information they may have about the undersigned's background and finances ("Information"), purely for the purposes of the Company's IPO (and shall thereafter hold such information confidential). Neither Lazard, Ladenburg nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.


                11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers and directors who are stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

Media & Entertainment Holdings, Inc.
Lazard Capital Markets LLC
Ladenburg Thalmann & Co. Inc.
April 25, 2006
Page 4



                12. The undersigned hereby waives his right to exercise conversion rights with respect to any Insider Shares and/or IPO Shares owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion with respect to such Insider Shares and/or IPO Shares in connection with any vote to approve a Business Combination (as is more fully described in the Company's Prospectus relating to its IPO).



                                                   /s/ Herbert A. Granath
                                                   ----------------------
                                                   Herbert A. Granath

Media & Entertainment Holdings, Inc.
Lazard Capital Markets LLC
Ladenburg Thalmann & Co. Inc.
April 25, 2006
Page 5



                                    EXHIBIT A

HERBERT A. GRANATH has been our Chairman of the Board and Chief Executive Officer since August 2005. Since February 2001, Mr. Granath has served as Chairman Emeritus of ESPN, a cable sports network, and Telenet, Belgium's leading cable television company. Since 1999, he has served as a Director of Central European Media Enterprises Ltd, a company engaged in the ownership and operation of leading commercial television stations in Central and Eastern Europe, and of Crown Media Holdings, which owns and operates the Hallmark Channel. Mr. Granath is also a director of the International Academy of Television Arts and Sciences ("IATAS"), a non-profit industry organization promoting international television. Mr. Granath was employed by ABC for over 35 years, where he was Senior Vice President from 1998 to February 2001, and was Chairman of Disney/ABC International, an international broadcasting company, from 1996 to January 1998. He served as Chairman of the Board of ESPN for 16 years, from January 1984 to February 2001, as well as Board Chairman of A&E, from March 1980 to February 2001, The History Channel, from May 1992 to February 2001, The Biography Channel, from March 1994 to February 2001, and Lifetime Television, from March 1980 to December 1996, and was a Founding Partner and Director of Eurosport, the largest cable network in Europe, from April 1985 to April 1995. He also served on the boards of Telefunf, from June 1984 to March 1987, RTL2, from May 1987 to December 1995, and TM3 networks in Germany, from June 1989 to December 1995, SBS Broadcasting SA, from March 1985 to November 1995, and TVA, the Brazilian pay-TV company, from January 1990 to June 1998. Mr. Granath also served as Senior Content Advisor to Cable Partners Europe, a cable communications operator, from February 2001 to February 2006, and on the Board of Advisors of Veronis, Suhler & Associates Fund III, a billion dollar fund investing in worldwide media, from 1999 to October 2005. Among the awards Mr. Granath has received are two TONY Awards, an International EMMY (Lifetime Achievement in International TV), as well as a U.S. EMMY (Lifetime Achievement in Sports TV). Most recently, he was honored by the National Association of Broadcasters as a Broadcast Pioneer and received the European Lifetime Achievement Award at the Rose d'Or Festival in Lucerne, Switzerland.


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